UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Parke Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 22, 2024

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Parke Bancorp, Inc., I cordially invite you to attend our 2024 Annual Meeting of Shareholders. This year’s Annual Meeting will be held in a virtual meeting format only, on Tuesday, April 23, 2024, at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting virtually and may vote and submit questions during the virtual Annual Meeting by visiting www.meetnow.global/MHJ7PF4. Please retain the control number from your proxy card as it will be needed in order to ask questions during the meeting.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. I will also report on our operations. At the Annual Meeting, you will be asked to elect the Board’s three nominees for director and to vote on the ratification of our selection of independent auditor. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR the nominees and FOR the ratification of our independent auditor.

Whether or not you plan to attend the virtual meeting online, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as quickly as possible. Alternatively, you can vote online at www.investorvote.com/pkbk or vote by calling 1-800-652-VOTE (8683). This will not prevent you from voting at the meeting, but it will assure that your vote is counted if you are unable to attend the virtual meeting.

Sincerely,

Vito S. Pantilione

President and Chief Executive Officer

PARKE BANCORP, INC.

601 DELSEA DRIVE

WASHINGTON TOWNSHIP, NEW JERSEY 08080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2024

NOTICE IS HEREBY GIVEN that this year’s Annual Meeting will be held in a virtual meeting format only without any physical location, on Tuesday, April 23, 2024, at 10:00 a.m., local time. You will be able to attend the Annual Meeting virtually and may vote and submit questions during the virtual Annual Meeting by visiting www.meetnow.global/MHJ7PF4. There is no physical location for the Annual Meeting. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	To elect three directors each to serve a three-year term;
2.	To ratify the appointment of S.R. Snodgrass, P.C. as our independent auditor for the fiscal year ending December 31, 2024; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 13, 2024, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you are requested to sign, date and return the enclosed proxy in the enclosed postage-paid envelope. Alternatively, you can vote online or by telephone. You should have the proxy card available if using the internet or telephone voting methods as it contains important information for logging into the voting systems and completing your proxy.

You may revoke your proxy by filing with the secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present online at the Annual Meeting you may revoke your proxy and vote online on each matter brought before the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your broker to vote online at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Linda A. Kaiser
Corporate Secretary

Washington Township, New Jersey

March 22, 2024

Important Notice Regarding Internet

Availability of Proxy Materials

For the Shareholder Meeting to be

Held on April 23, 2024

The Proxy Statement and Annual Report on Form 10-K are available at www.investorvote.com/pkbk

PROXY STATEMENT

OF

PARKE BANCORP, INC.

601 DELSEA DRIVE

WASHINGTON TOWNSHIP, NEW JERSEY 08080

ANNUAL MEETING OF SHAREHOLDERS

April 23, 2024

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parke Bancorp, Inc. (the “Company”), the bank holding company for Parke Bank, a New Jersey chartered commercial bank (the “Bank”), to be used at the Annual Meeting of Shareholders to be held as a virtual meeting only without any physical location, on April 23, 2024, at 10:00 a.m. Eastern Daylight Time (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 22, 2024.

At the Annual Meeting, shareholders will consider and vote upon (i) the election of three directors of the Company each to serve a three-year term; and (ii) the ratification of the appointment of S.R. Snodgrass, P.C. as our independent auditor for the fiscal year ending December 31, 2024.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, par value $0.10 per share (the “Common Stock”), as of the close of business on March 13, 2024 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 11,958,321 shares of Common Stock were outstanding. Each share of Common Stock has one vote on each matter presented.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MHJ7PF4. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., local time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Registration Information

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 16, 2024. You will receive confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

COMPANY Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by internet or telephone voting. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors

recommends a vote “FOR” its nominees for directors and “FOR” the ratification of the appointment of S.R. Snodgrass, P.C. as our independent auditors for the fiscal year ending December 31, 2024.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy, you must advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the virtual Annual Meeting online and vote your shares. Attendance online at the virtual Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank, or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote at the Annual Meeting, you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I) without specific instructions from you as to how to vote because it is not considered a “routine” matter under applicable rules.

Vote Required

Business can only be transacted at the Annual Meeting if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you execute a valid proxy or attend the virtual Annual Meeting online, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors (Proposal I), you may vote in favor of the nominee or withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of S.R. Snodgrass, P.C. as our independent auditors (Proposal II), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding their ownership. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
BlackRock, Inc. 50 Hudson Yards New York, NJ 10001	686,968	5.58%

All Directors and Executive Officers as a Group (14 persons)	1,910,804(3)	15.52%

(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named persons or group exercise sole voting or investment power over the shares of Common Stock.

(2)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire within 60 days of the Record Date through the exercise of options or otherwise.

(3)	Includes 355,701 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members divided into three classes and such classes are required to be as nearly equal in number as possible. Directors are elected for three-year terms, or until their successors are elected and qualified. At the Annual Meeting, shareholders will consider and vote upon the election of three directors whose terms expire in 2027, each to serve a three-year term and until their successors are elected and qualified.

It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive and other senior officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

Name	Age at December 31, 2023	Year First Elected or Appointed	Term of Office Expires	Shares of Common Stock Beneficially Owned(1)		Percent of Class

BOARD NOMINEE FOR TERM TO EXPIRE IN 2027
Daniel J. Dalton	74	2005	2024	168,065	(5)	1.37%
Arret F. Dobson	52	2007	2024	198,493	(6)	1.61%
Anthony J. Jannetti	86	2007	2024	218,254	(7)	1.77%

DIRECTORS CONTINUING IN OFFICE
Fred G. Choate	78	2005	2025	48,669	(8)	*
Jeffrey H. Kripitz	72	2007	2025	290,693	(9)	2.36%
Jack C. Sheppard, Jr.	70	2007	2025	196,687	(10)	1.60%
Vito S. Pantilione	72	2007	2026	339,494	(2)	2.76%
Edward Infantolino	76	2007	2026	230,689	(3)	1.87%
Elizabeth A. Milavsky	72	2020	2026	84,163	(4)	*

EXECUTIVE AND OTHER SENIOR OFFICERS WHO ARE NOT DIRECTORS
Ralph Gallo Executive Vice President and Chief Operating Officer	66	N/A	N/A	18,163	(11)	*
Jonathan D. Hill Senior Vice President and Chief Financial Officer	44	N/A	N/A	30		*
Ralph A. Bonadies Senior Vice President	67	N/A	N/A	56		*
Paul E. Palmieri Senior Vice President	65	N/A	N/A	97,918	(12)	*
Nicholas J. Pantilione Senior Vice President	38	N/A	N/A	19,430	(13)	*

*	Less than 1%
(1)

Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership and shares that may be acquired pursuant to the exercise of options and shares that may be acquired upon a full conversion of the Series B Preferred Stock, in each case, within 60 days of the Record Date

(2)	Includes 48,769 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(3)	Includes 38,696 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(4)	Includes 31,631 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5)	Includes 32,750 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(6)	Includes 22,375 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(7)	Includes 31,375 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(8)	Includes 43,088 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(9)	Includes 22,375 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(10)	Includes 31,375 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(11)	Includes 17,346 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(12)	Includes 20,246 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(13)	Includes 15,675 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating Committee and the Board to nominate the individual for re-election to the Board and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:

Daniel J. Dalton. Mr. Dalton is currently Chairman of the Board of Directors of the Company and the Bank. Mr. Dalton retired as a salesperson for Brown & Brown, of New Jersey, a full-service insurance agency with offices throughout the state of New Jersey. He was President of Dalton Insurance Agency, LLC from 1997 to 2007. Mr. Dalton has served as an Adjunct Professor in the Department of Political Science and Economics at Rowan University. Mr. Dalton served as the New Jersey Secretary of State from 1992 through 1994 and served in both the New Jersey State Senate and Legislative Assembly. He was a founding Director and past President of the Boys and Girls Club of Gloucester County. He is a member of the Board of Trustees of Jefferson Health System of New Jersey. He also has served as a Board member of the New Jersey Casino Reinvestment Development Authority. The political and business experience that Mr. Dalton possesses enhances the depth of the Board.

Arret F. Dobson. Mr. Dobson is currently Vice Chairman of the Board of Directors of the Company and the Bank. From 1989 to the present, Mr. Dobson has been a builder and land developer, developing numerous residential and commercial projects. Mr. Dobson is the co-owner of Dobson Turf Management, a company specializing in athletic field construction and maintenance. The company services numerous recreation complexes, universities, school districts, and golf courses. The company also has a retail division, selling powersports and specialty equipment to the tri-state area. The diversified professional background of Mr. Dobson supports the Company’s understanding of business trends.

Anthony J. Jannetti. Mr. Jannetti is Founder and Chairman of Anthony J. Jannetti, Inc., a national health care marketing, communications, publishing and management firm located in Pitman, New Jersey. Mr. Jannetti currently serves as Chairman of the Board of Trustees for the Nursing Economics Foundation. He formerly served as the Chairman of the Foundation of the National Student Nurses Association, and the Banner Health Education Foundation. Mr. Jannetti is also a member of The American Society of Association Executives, The Health Care Marketing and Communications Counsel and The Professional Convention and Management Association. He is also an Honorary Member of many national nursing associations. Mr. Jannetti’s business and marketing background and expertise has been instrumental in steering the Bank’s marketing committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

Fred G. Choate. Mr. Choate is the President and controlling shareholder of Atlantic Capital Funding, LLC, a position he has held since 1997. Following graduation from law school and military service as an army officer, he worked at Bank of America in international corporate finance including senior credit officer for the Bank of America Canada and branch manager and head of banking for Quebec. Over his career, Mr. Choate has served as CEO or CIO of private equity funds in the US, Canada, and Eastern Europe. Mr. Choate is a director of Xponance, a fund of funds servicing large institutional investors with over $15 billion under advisory. Previously, he was a director of Escalon Medical Corp. (Nasdaq: ESMC), a medical products company. Mr. Choate has also served on the audit committee of the board of directors of another financial institution. He is a member of the Institute of Directors of the United Kingdom. Mr. Choate has an extensive financial background and audit committee experience with other companies which makes him an asset to the Board of Directors.

Jeffrey H. Kripitz. Mr. Kripitz recently retired as the owner and operator of Jeff Kripitz Agency in Northfield, New Jersey. He specialized in employee benefits such as life, health and long-term care insurance for both businesses and individuals. Mr. Kripitz was the former President of the Federation of Jewish Agencies of Atlantic and Cape May counties and serves as the chairman of their life and legacy program. Mr. Kripitz’s risk experience and exposure to multiple industries and businesses greatly enhances the depth of the Board of Directors.

Jack C. Sheppard, Jr. From 1983 to 2013, Mr. Sheppard was an Executive Vice President with Bollinger Insurance, Inc., a New Jersey based insurance brokerage providing a full range of insurance products and risk management services. From 2013 to 2021, he was an Area Vice President with Arthur J. Gallagher & Co., providing risk management services to clients and insureds. He retired in 2021. He currently serves on the board of directors of Abilities Solutions, Inc., (board chair) and is a board member of Acenda Integrated Healthcare. Mr. Sheppard is a retired board member of Inspira Health Network, a NJ based hospital and community health care provider. Mr. Sheppard holds the CPIA designation (Certified Professional Insurance Agent) along with other insurance professional designations. Mr. Sheppard’s risk management experience along with his extensive community involvement strengthens the Board in the understanding and implementation of enterprise risk management.

Vito S. Pantilione. Mr. Pantilione has served as the Company’s President and Chief Executive Officer and a director since its formation in 2005. From the time of the Bank’s formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the President and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1991 to 1994, he was employed as President of First Commercial Bank of Philadelphia. In addition, he previously was the President and owner of Interstate Mortgage Management, a mortgage brokerage company located in Southern New Jersey, and was the Executive Vice President of First Federal Savings of Hammonton. Mr. Pantilione was a past member of the Federal Reserve Bank of Philadelphia’s Community Depository Institution Advisory Council. Mr. Pantilione received an Honorary Doctorate from Philadelphia University in recognition of his many accomplishments in the areas of Finance and Banking. Mr. Pantilione’s financial industries experience and expertise has been invaluable to the Company. Mr. Pantilione is the father of Nicholas J. Pantilione, Senior Vice President and Chief Lending Officer, and a cousin to Ralph A. Gallo, Executive Vice President and Chief Operating Officer.

Dr. Edward Infantolino. Dr. Infantolino began his practice of medicine in New Jersey in 1977. He served as President of Ocean Internal Medicine Associates, P.A. and he is now retired from the practice of medicine in Atlantic City and Somers Point, New Jersey. Dr. Infantolino is President of the Atlantic Investment Club which invests in stocks and bonds for its participants. Dr. Infantolino is the owner and Principal Broker of Key Land Development Company LLC in Celebration, Florida. He is a member of the Orlando Regional Realtors Association. Dr. Infantolino has previously been licensed to sell real estate in New Jersey and he has requested to be transferred into a referral status. He was a member of the Atlantic City and County Board of Realtors and the New Jersey Association of Realtors. His first banking experience was as a Founder and Director of Premium Federal Savings Bank in New Jersey until it was sold. Dr. Infantolino is a Founder of Parke Bank and has been a Director since its conception. Dr. Infantolino’s business, banking, and real estate background is an asset to the Board of Directors.

Elizabeth A. Milavsky. On January 21, 2020, Ms. Milavsky, who joined the Bank in 2004, retired from her position as Executive Vice President and Chief Operating Officer responsible for administration of all areas of Bank operations, human resources, information technology, and compliance. Ms. Milavsky’s banking career started in 1969 at Aetna Federal S&L at an entry level position. She worked in various departments and rose to the level of Vice President until the bank merged in 1982 with Roxborough Manayunk Bank in Philadelphia, Pennsylvania. She continued her career at Roxborough where she was appointed as Senior Vice President of Operations. Her responsibilities included Electronic Banking, Information Technology, Retirement and Check Processing Departments, as well as the operations of the retail branch network. Her detailed knowledge of the Company and the Bank and her many years of experience in the banking industry makes her a significant asset to the Board of Directors.

Directors Emeritus:

Celestino R. (“Chuck”) Pennoni. Mr. Pennoni is currently Chairman Emeritus and Director Emeritus of the Company. From 2005 to January 2023, Mr. Pennoni was Chairman of the board of the Company and the Bank.

Executive and Other Senior Officers Who Are Not Directors:

Ralph “Guy” Gallo. Mr. Gallo is Executive Vice President and Chief Operating Officer and he joined the Bank in 2010. He is responsible for Branch operations, Deposit Operations, IT, HR, Loan Workout and Internal Audit. He has over forty years of banking experience primarily in banking operations and customer relationship management. As a Vice President at Mellon Bank, he managed Lockbox, Research & Adjustments and International Operations supporting commercial banking customers. As a Vice President at Image Remit, he managed a private label multi-state lockbox operation supporting regional banks in the Northeast US. Mr. Gallo is a cousin of Vito S. Pantilione, President and Chief Executive Officer.

Jonathan D. Hill. Mr. Hill joined the Company in December 2023, and serves as Senior Vice President and Chief Financial Officer. Mr. Hill is a seasoned financial professional with more than twenty years of Finance and Accounting experience. Prior to joining the Company, Mr. Hill served at Republic Bank from December 2021 to December 2023, where he held numerous roles including Senior Vice President, Managing Director of Finance, Interim Chief Financial Officer, and Controller. Prior to his service at Republic Bank, Mr. Hill served as Senior Vice President, Senior Finance Manager-Mergers and Acquisitions for M&T Bank from August 2017 to December 2021. He also worked for Glenmede serving in various other roles in Finance and Accounting, from September 2002 to August 2017. Mr. Hill is a graduate of Drexel University, where he received his MBA with a concentration in Financial Management and received a BS in Accounting from Salisbury University.

Ralph A. Bonadies. Mr. Bonadies joined the Company in January 2023 and serves as Senior Vice President and Chief Risk Officer. Mr. Bonadies has more than 20 years in Risk Management and Compliance experience. Prior to being hired by the Company, Mr. Bonadies served as Chief Risk Officer of Amboy Bank from 2021 through 2022. In addition, he worked as BSA Officer and Compliance Officer at Crown Bank from 2017 through 2021. Mr. Bonadies also worked as Compliance Manager at Provident Bank from 2014 through 2017, Regulatory Compliance Supervisor at RSM McGladrey from 2011 through 2014 and BSA Officer and Compliance Officer at Freedom Credit Union from 2003 through 2011.

Paul E. Palmieri. Mr. Palmieri is Chief Credit Officer and Senior Vice President and joined Parke Bank in 2004. He has more than forty-five years of banking and accounting experience in the Greater Philadelphia market. Prior to joining the Bank, he was a Vice President and Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an

Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996. Mr. Palmieri was a staff accountant at Fedele and Company, CPAs of Upper Darby from 1989 to 1992. Mr. Palmieri was employed by various local banks in the Philadelphia market from 1977 to 1988.

Nicholas J. Pantilione. Mr. Pantilione is Senior Vice President and Chief Lending Officer. He joined the Company in 2005 through an internship while attending Rowan University and started full-time with the Bank in 2009. Mr. Pantilione has thirteen years of lending experience and currently manages a lending staff of 5 people, which includes 3 loan officers and 2 underwriters. Additionally, he manages the Bank’s Business Development and Marketing Department, which includes 2 Business Development Officers and 1 Marketing Director. Prior to the Bank, Mr. Pantilione attended Stockton University where he earned a BS in Finance and played on the Varsity Baseball Team. Mr. Pantilione is the son of Vito S. Pantilione, President and Chief Executive Officer.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all non-employee Directors, other than Elizabeth A. Milavsky, are independent in accordance with the requirements of Nasdaq rules. All Board members who serve on the Audit Committee, the Compensation Committee and the Nominating Committee are non-employee Directors and deemed independent. The Board of Directors has determined that Director Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

Director Attendance

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2023, the Board of Directors met a total of twelve times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2023.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to all directors, officers and employees of the Company and the Bank. The Code of Ethics is available on the Investor Relations page of the Company’s website, www.parkebank.com. It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Committees of the Board of Directors

Nominating Committee. The nominating committee consists of Directors Choate, Dalton, Dobson and Infantolino. The Nominating Committee met one time during the fiscal year ended

December 31, 2023. The Board of Directors has adopted a written nominating committee charter for the Nominating Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 60 days prior to the anniversary date of the prior year’s annual meeting. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages. The committee and the Board of Directors may consider diversity in market knowledge, experience, employment, and other factors.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. In 2023, the Committee was comprised of Directors Choate, Dalton, Dobson, and Sheppard. The Committee met one time during the 2023 fiscal year. The Board of Directors has adopted a written compensation committee charter for the Compensation Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation-related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of shareholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee is comprised of Directors Choate, Dalton, Dobson, and Sheppard. The Committee met four times in fiscal year 2023. The Board of Directors has adopted a written audit committee charter for the Audit Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Fred G. Choate is an Audit Committee “financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Choate is considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements for audit committee members.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All Board members attended online the 2023 virtual annual meeting of shareholders.

Board Leadership Structure and Role in the Risk Management Process

Director Vito S. Pantilione serves as Chief Executive Officer of the Company and Director Daniel J. Dalton serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President allows the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its Audit, Loan and Asset/Liability and Risk committees and, when necessary, special meetings of independent directors.

Employee, Officer and Director Hedging

The Company has not adopted an anti-hedging and anti-pledging policy, which prohibits directors, executive officers and employees from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Company common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is not prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Nasdaq Diversity Requirements

The Nasdaq Stock Market LLC’s (“Nasdaq”) has adopted rules to implement diversity requirements for companies listed on the Nasdaq exchanges. Generally, the new rule requires any company listed on the Nasdaq exchanges to (a) have at least two diverse directors on its board or explain why it does not meet this objective and (b) provide standardized disclosures in the form of a Board Diversity Matrix, or similar format, on the composition of its board. Diverse” is defined to mean an individual who self-identifies in one or more of the following categories: (i) Female, (ii) Underrepresented Minority, or (iii) LGBTQ+. “Underrepresented Minority” is defined to mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities.

The Nasdaq rules require the Company to have, or explain why it does not have, at least two members of its board of directors who are Diverse, including at least one Diverse director who self-identifies as Female. The second Diverse director may include an individual who self-identifies as one or more of the following: Female, LGBTQ+, or an Underrepresented Minority. Companies listed on the Nasdaq Global Select and the Nasdaq Global Market must have, or explain why they do not have, two diverse directors by Aug. 6, 2025.

The Company believes that it is presently in compliance with the diversity requirements imposed by the Nasdaq listing rules.

Board Diversity Matrix (as of March 13, 2024)

Board Size:
Total Number of Directors	9
Gender:	Male	Female	Non- Binary	Gender Undisclosed
Number of directors based on gender identity	8	1	0	0
Number of directors who identify in any of the categories below:
White	8	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Undisclosed	0

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer and the two other highest paid executive officers whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2023, exceeded $100,000 for services rendered in all capacities to the Company and the Bank. There was no non-equity incentive compensation received by the named executive officers (“NEOs”) during any of the periods presented.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total

Vito S. Pantilione	2023	$1.102,500	$425,000	$ —	$17,841	$1,545,341
President & Chief Executive Officer	2022	$1,069,500	$850,000	$ —	$38,751	$1,958,251

Ralph Gallo	2023	$283,250	$60,000	$ —	$20,700	$363,950
Executive Vice President and	2022	$279,683	$50,000	$99,100	$39,702	$468,485
Chief Operating Officer

Paul Palmieri	2023	$262,500	$40,000	$—	$26,041	$328,541
Senior Vice President and	2022	$254,869	$60,000	$74,325	$54,782	$443,976
Chief Credit Officer

(1)

For the fiscal year ended December 31, 2022, represents the option grant date fair value of $4.96 per share calculated using the Black-Scholes option pricing model. The assumptions used in the option pricing model included: the past trading range of the Common Stock; a volatility rate of 27.0%; expected option life of 6.5 years; risk-free interest rate of 3.25%; and a dividend rate of 2.95%. For the fiscal year ended December 31, 2022, Messrs. Gallo and Palmieri received options to purchase 20,000 and 15,000 shares respectively, at a per share exercise price of $21.66. All option grants vest in increments of 20% on each of the five anniversaries of the date of grant. No options were granted to any of the NEOs in 2023.

(2)	All other compensation consists of the following for the year ended December 31, 2023:

	401k Match	Automobile Expense/ Allowance	Country Club Dues	Total
Vito S. Pantilione	$9,900	$4,710	$3,213	$17,841
Ralph Gallo	$9,900	$10,800	$ —	$20,700
Paul Palmieri	$9,841	$16,200	$ —	$26,041

Outstanding Option Awards at Fiscal Year End. The following table sets forth information concerning outstanding option awards of the NEOs at December 31, 2023. Stock option amounts and prices have been adjusted for the stock dividend paid in May of 2018 and March 2020. There were no outstanding stock awards.

Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Vito S. Pantilione	17,569	0	$7.81	January 19, 2026
	13,200	0	20.14	August 22, 2028
	18,000	4,500	12.29	April 24, 2030
Ralph Gallo	2,200	0	20.14	August 22, 2028
	8,146	6,000	12.29	April 24, 2030
	4,000	16,000	21.66	June 12, 2032
Paul Palmieri	7,321	0	7.81	January 19, 2026
	1,925	0	20.14	August 22, 2028
	6,000	4,000	12.29	April 24, 2030
	3,000	12,000	21.66	June 12, 2032

Supplemental Executive Retirements Plans. The Bank implemented a Supplemental Executive Retirement Plan (“SERP”) effective January 1, 2003 for Vito S. Pantilione, President and Chief Executive Officer. Under Mr. Pantilione’s SERP, retirement benefits are payable to him commencing upon retirement after attainment of age 60 at the rate of 50% of his highest base salary paid while an employee of the Bank for the remainder of his life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten-year period. Such benefits are in addition to any social security benefits. Benefits under the plan may be paid in the form of a lump sum on an actuarially equivalent basis. At December 31, 2023, the Bank had a total accrued liability of $4.3 million with respect to benefits payable under Mr. Pantilione’s SERP. Benefits under the SERP will be a tax-deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

Potential Payments Upon Termination or Change-in-Control. As described below, certain of the NEOs are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the NEOs at, following, or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

Name and Plan	Voluntary Good Reason Termination	Normal Retirement (1)	Not For Cause Termination (2)	For Cause Termination	Change-in Control Termination (3)	Disability (4)	Death (5)

Vito S. Pantilione	$5,357,500	$573.300	$5,357,500	$—	$5,357,500	$3,307,500	$2,405,000
Ralph Gallo	$—	$—	$—	$—	$528,000	$—	$766,500
Paul Palmieri	$—	$—	$—	$—	$781,250	$—	$725,000

(1)	Represents normal retirement projected annual payments under the SERP Plans. Mr. Pantilione may retire at any time.
(2)	These payments represent a maximum lump sum payment to the NEOs upon termination of their contract.
(3)	Amounts may be subject to reduction if such payments would exceed the tax-deductible limits under Section 280G of the Internal Revenue Code.
(4)

The disability payment includes disability insurance payments and continuation of Company compensation on an annual basis for the remainder of the NEO’s term of employment contract (minimum of 2 years up to a maximum of 3 years).

(5)	Death benefits represent total life insurance payments that would be paid out to the NEO’s heirs.

Employment Agreement. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione’s base salary under the employment agreement for the year ended December 31, 2023 was $1,102,500. Mr. Pantilione’s employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for “cause” as defined in the agreement. If the Bank terminates Mr. Pantilione’s employment without just cause or Mr. Pantilione elects to terminate employment for “good reason” as defined in the agreement, he will be entitled to a continuation of his salary plus his annualized bonus from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that if Mr. Pantilione’s employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to 3.0 times his annual base salary plus an amount equal to 3.0 times the average of the three highest annual bonuses awarded to him prior to such termination; provided that such severance payments following a change in control will be reduced so that such payments will not be made in excess of the tax deductible amounts under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

Change in Control Severance Agreements. The Company has implemented a Management Change in Control Agreement with Ralph Gallo, Executive Vice President and Chief Operating Officer and Paul E. Palmieri, Senior Vice President and Chief Credit Officer. Such Management Change in Control Agreements provide for severance benefits associated with termination of employment following a change in control equal to 1.5 times for Mr. Gallo and 2.5 times for Mr. Palmieri, the most recent salary and bonus payment, not to exceed the tax-deductible amounts under Section 280G of the Code. In addition, such individuals are eligible to receive reimbursement for premium contributions for their medical, dental and life insurance premiums for 18 months.

Pay vs Performance. The Securities and Exchange Commission (“SEC”) rules require companies to disclose information reflecting the relationship between executive compensation actually paid by a company and the company’s financial performance. The table below specifies executive compensation paid to Vito S. Pantilione, the Company’s Principal Executive Officer (“PEO”) and the other NEOs for the Company’s three most recently completed fiscal years, and financial performance measures for the Company’s three most recently completed fiscal years. The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” [column (d)] and “Average Compensation Actually Paid to Non-PEO NEOs” [column (f)], including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for Compensation Actually Paid, are provided in the footnotes to the table. With respect to the measures of performance, the table includes the Company’s cumulative total shareholder return (TSR) and net income as noted in the Company’s audited financial statements. Also, below is information and graphic representations of the relationships between the executive compensation actually paid to the PEO and the other NEOs and the Company’s cumulative Total Shareholder Return and Net Income for the periods noted in the table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)

Year	PEO	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:
						Total Shareholder Return		Net Income
2023	Vito S. Pantilione	$1,545,341	$1,564,345	$346,245	$347,507	$151	(6)	$28,436,000
2022	Vito S. Pantilione	$1,958,251	$1,994,850	$456,230	$474,453	$152	(7)	$41,796,000
2021	Vito S. Pantilione	$1,737,112	$1,763,335	$356,347	$370,926	$148	(8)	$40,732,000

1.

For Mr. Pantilione, the change in Actual Compensation paid to the PEO in 2023 [column (d)] compared to the Summary Compensation Table (“SCT”) Total [column (c)] as reported for the corresponding year in the “Total” column of the SCT is due to adjustments in equity award values. See Footnote 3.

2.

For the Non-PEO NEOs, the change in Average Compensation Actually Paid in 2023 [column (f)] compared to the Average SCT Total [column (e)] as reported for the corresponding year in the “Total” column of the SCT is due to adjustments in equity award values. For 2023, the Non-PEO NEOs include Mr. Gallo and Mr. Palmieri. See Footnote 4.

3.

Equity Award Adjustments for the PEO: The following table sets forth the adjustments made during each year to the SCT “Total Compensation” column in the Pay vs Performance Table to arrive at compensation “actually paid” to our PEO during each of the years presented:

Adjustments to Determine Compensation “Actually Paid” for the PEO	2023
Deduction for Amounts Reported under the ‘Stock Awards’ Column in the SCT
Deduction for Amounts Reported under the ‘Option Awards’ Columns in the SCT
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end
Increase for Fair Value of Awards Granted during year that Vest during year
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	9,898
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	9,106
Deduction of Fair Value of Awards Granted Prior to year that were forfeited during year
Increase based upon Incremental Fair Value of Awards Modified during year
Increase based on Dividends or Other Earnings Paid during the year prior to Vesting Date of Award
Total Adjustments	19,004

4.

Equity Award Adjustments for the Average Non-PEO NEO Compensation Actually Paid: The following table sets forth the adjustments made during each year to the SCT “Total Compensation” column in the Pay vs Performance Table to arrive at average compensation “actually paid” to our Non-PEO NEOs during each of the years presented:

Adjustments to Determine Average Compensation “Actually Paid” for the Non-PEO NEOs	2023
Deduction for Amounts Reported under the ‘Stock Awards’ Column in the SCT
Deduction for Amounts Reported under the ‘Option Awards’ Columns in the SCT
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end
Increase for Fair Value of Awards Granted during year that Vest during year
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	87
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	1,176
Deduction of Fair Value of Awards Granted Prior to year that were forfeited during year
Increase based upon Incremental Fair Value of Awards Modified during year
Increase based on Dividends or Other Earnings Paid during the year prior to Vesting Date of Award
Total Adjustments	1,262

5.

Cumulative total shareholder return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6.

Cumulative total shareholder return (TSR) for the period December 31, 2020 through December 31, 2023 of 51%. An investment of $100 as of December 31, 2020 would have a value of $151 as of December 31, 2023.

7.

Cumulative total shareholder return (TSR) for the period December 31, 2020 through December 31, 2022 of 52%. An investment of $100 as of December 31, 2020 would have a value of $152 as of December 31, 2022.

8.

Cumulative total shareholder return (TSR) for the period December 31, 2020 through December 31, 2021 of 48%. An investment of $100 as of December 31, 2020 would have a value of $148 as of December 31, 2021.

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice of evaluating cumulative total shareholder return as part of its determination of compensation decisions for the named executive officers. Annually, a cash bonus is paid to the PEO equal to ten percent (10%) of the net pre-tax profits of the Bank during such year up to a maximum bonus of fifty percent (50%) of the executive’s then annual base salary. In addition, bonuses may be paid annually to the named executive officers within the discretion of the Compensation Committee of the Board of Directors. Below are charts illustrating the relationship between the Compensation Actually Paid to the PEO and the Average Compensation Actually Paid to the Non-PEO NEOs and the Company’s TSR for 2021, 2022 and 2023 and the relationship between the Compensation Actually Paid to the PEO and the Average Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income for 2021, 2022 and 2023.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of the Company who are not NEOs for the year ended December 31, 2023. The only compensation received by directors was in the form of cash.

Name	Fees Earned or Paid in Cash ($)	Total ($)

Fred G. Choate	147,500	147,500
Daniel J. Dalton	290,100	290,100
Arret F. Dobson	153,000	153,000
Edward Infantolino	99,154	99,154
Anthony J. Jannetti	110,000	110,000
Jeffrey H. Kripitz	126,170	126,170
Elizabeth Milavsky	120,000	120,000
Jack C. Sheppard, Jr.	129,513	129,513

The number of options owned by each non-employee director at December 31, 2023, was as follows:

Name	Number of Options

Fred G. Choate	51,588
Daniel J. Dalton	41,250
Arret F. Dobson	30,875
Edward Infantolino	47,196
Anthony J. Jannetti	39,875
Jeffrey H. Kripitz	30,875
Elizabeth Milavsky	40,131
Jack C. Sheppard, Jr.	39,875

For the year ended December 31, 2023, the chairman and each other non-employee director received board fees of $8,500 and $3,000, respectively. Retainers of $77,000, $38,000, $25,000 and $17,000 were paid to the chairman, audit committee chairman, vice chairman, and each other non-employee director, respectively, regardless of attendance. Bonuses of $30,100, $29,000 and $25,000 were paid to the chairman, vice chairman, and each other non-employee director, respectively. Additionally, fees were paid in connection with attendance of committee meetings for all non-employee directors. For the fiscal year ended December 31, 2023, board fees totaled $1,338,988. Currently, each Company director also serves as a Bank director. Directors’ fees are paid by the Bank; there are no additional fees paid by the Company.

RELATED PARTY TRANSACTIONS

In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2023, the aggregate outstanding principal balance of all such related party loans was $1.1 million.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF AUDITORS

S.R. Snodgrass was the Company’s independent auditor for the fiscal year ended December 31, 2023. The Board of Directors of the Company has appointed S.R. Snodgrass as the Company’s independent auditor for the fiscal year ending December 31, 2024, subject to ratification by the Company’s shareholders. The engagement of S.R. Snodgrass was approved in advance by the Audit Committee. A representative of S.R. Snodgrass is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she so desires.

Audit Fees. The aggregate fees billed by S.R. Snodgrass for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2023 and 2022, were $248,360 and $199,636, respectively.

Tax Fees. the aggregate tax related fees billed for the fiscal year ended December 31, 2023 was $23,982..

All Other Fees. There were no other fees paid in 2023 or 2022.

The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the Company’s independent auditor to perform any service. All of the services listed above for 2023 and 2022 were approved by either the Company’s or the Bank’s Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF S.R. SNODGRASS AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE 2024 FISCAL YEAR.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2023, this committee met four times.

For the fiscal year ended December 31, 2023, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) discussed with the Company’s independent auditor, S.R. Snodgrass, all matters required to be discussed under the standards of the Public Company Accounting Oversight Board and (iii) received from S.R. Snodgrass written disclosures and the letter regarding S.R. Snodgrass’ independence as required by Public Company Accounting Oversight Board, Rule 3526 “Communication with Audit Committee Concerning Independence” and discussed with S.R. Snodgrass its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee:

Fred G. Choate (Chairman)

Daniel J. Dalton

Arret Dobson

Jack C. Sheppard, Jr.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the annual meeting of shareholders to be held in 2025, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 25, 2024. Shareholder proposals must meet other applicable criteria as set forth in the bylaws and applicable law in order to be considered for inclusion in the proxy materials.

Shareholder proposals that are not included in the Company’s proxy statement for the 2025 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 24, 2025. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2025 annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses that they incur in forwarding proxy materials to the beneficial owners of Common Stock. In addition to soliciting proxies by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed to stockholders together with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.

BY ORDER OF THE BOARD OF DIRECTORS

Linda A. Kaiser
Corporate Secretary

Washington Township, New Jersey

March 22, 2024

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A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors: To elect three directors of the Company, each to a term of three years:

	For	Withhold		For	Withhold		For	Withhold

01 - Daniel J. Dalton			02 - Arret F. Dobson			03 - Anthony J. Jannetti

	For	Against	Abstain

2. To ratify the appointment of S.R. Snodgrass, P.C. as our independent auditor for the fiscal year ending December 31, 2024.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

The 2024 Annual Meeting of Shareholders of Parke Bancorp, Inc. will be held on

Tuesday, April 23, 2024, 10:00 A.M. ET, virtually via the internet at https://meetnow.global/MHJ7PF4

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/pkbk

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PKBK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – April 23, 2024

The Board of Directors of Parke Bancorp, Inc., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Parke Bancorp, Inc. to be held on April 23, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the listed nominees for election as Directors and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 22, 2024, and an Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.

⬛

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors: To elect three directors of the Company, each to a term of three years:

	For	Withhold		For	Withhold		For	Withhold

01 - Daniel J. Dalton			02 - Arret F. Dobson			03 - Anthony J. Jannetti

	For	Against	Abstain

2. To ratify the appointment of S.R. Snodgrass, P.C. as our independent auditor for the fiscal year ending December 31, 2024.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: www.edocumentview.com/pkbk

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – April 23, 2024

The Board of Directors of Parke Bancorp, Inc., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Parke Bancorp, Inc. to be held on April 23, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the listed nominees for election as Directors and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 22, 2024, and an Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(Items to be voted appear on reverse side)